EXHIBIT 3(n) Number

Number                       USAA MUTUAL FUND, INC.                      Shares

                           EXTENDED MARKET INDEX FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                    CUSIP 903288-82-7
                                                  See Reverse Side for
                                                    Certain Definitions

THIS CERTIFIES that



is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                PICTURE of             /s/ MICHAEL J.C. ROTH
    TREASURER             USAA MUTUAL FUND, INC.           PRESIDENT
                                   SEAL

                                       Countersigned:
                                        USAA SHAREHOLDER ACCOUNT SERVICES
                                          (San Antonio)  TRANSFER AGENT

                                       By

                                          AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                   (Cust)       (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                      (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

------------------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              Signature(s)
     --------------            ------------------------------------------------

Signature Guaranteed By
                        ------------------------------------------------------

                    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(o)

Number                        USAA MUTUAL FUND, INC.                     Shares

                             NASDAQ-100 INDEX FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                    CUSIP 903288-81-9
                                                  See Reverse Side for
                                                    Certain Definitions

THIS CERTIFIES that



is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                   PICTURE of             /s/ MICHAEL J.C. ROTH
    TREASURER                 USAA MUTUAL FUND, INC.          PRESIDENT
                                      SEAL

                                            Countersigned:
                                             USAA SHAREHOLDER ACCOUNT SERVICES
                                                 (San Antonio)  TRANSFER AGENT

                                            By

                                                      AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                   (Cust)       (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                        (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

-------------------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              Signature(s)
     --------------            ------------------------------------------------

Signature Guaranteed By
                        ------------------------------------------------------

                    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(p)

Number                           USAA MUTUAL FUND, INC.                  Shares

                            GLOBAL TITANS INDEX FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                   CUSIP 903288-79-3
                                                 See Reverse Side for
                                                   Certain Definitions

THIS CERTIFIES that


is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                   PICTURE of             /s/ MICHAEL J.C. ROTH
    TREASURER                 USAA MUTUAL FUND, INC.          PRESIDENT
                                      SEAL

                                            Countersigned:
                                             USAA SHAREHOLDER ACCOUNT SERVICES
                                                  (San Antonio)  TRANSFER AGENT

                                            By

                                                     AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                   (Cust)       (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                        (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

------------------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              Signature(s)
     --------------            ------------------------------------------------

Signature Guaranteed By
                        ------------------------------------------------------

                    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                 EXHIBIT 3(q)

Number                      USAA MUTUAL FUND, INC.                       Shares

                              CAPITAL GROWTH FUND
              Incorporated Under the Laws of the State of Maryland



Account No.         Alpha Code                    CUSIP 903288-78-5
                                                  See Reverse Side for
                                                    Certain Definitions

THIS CERTIFIES that


is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ SHERRON KIRK                    PICTURE of            /s/ MICHAEL J.C. ROTH
    TREASURER                 USAA MUTUAL FUND, INC.          PRESIDENT
                                      SEAL

                                            Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                                   (San Antonio) TRANSFER AGENT

                                            By

                                                    AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties                   (Cust)       (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . . . . . . . .
            not as tenants in common                        (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto

Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

------------------------------------------

-------------------------------------------------------------------------------
             Please Print or Typewrite Name and Address of Assignee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              Signature(s)
     --------------            ------------------------------------------------

Signature Guaranteed By
                        ------------------------------------------------------

                    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.